UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2023

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Effective June 16, 2023 (the “Dismissal Date”), the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Skillz Inc. (the “Company,” “we” or “our”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm.

The audit reports of EY on the Company’s consolidated financial statements for the fiscal years ended December 31, 2022 and December 31, 2021, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except the December 31, 2022 EY report included an explanatory paragraph related to the restatement of the 2021 and 2020 financial statements.

During the fiscal years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the Dismissal Date, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and EY on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference thereto in its audit reports on the financial statements of the Company for such years.

During the fiscal years ended December 31, 2022 and December 31, 2021, and through June 16, 2023, there were no “reportable events” as defined under Item 304(a)(1)(v) of Regulation S-K, except with respect to (1) the disclosure of material weaknesses in internal control over financial reporting, which all remain unremediated as of December 31, 2022, related to (i) risk assessment, in which our risk management process: (a) did not adequately identify financial statement risks related to the Company’s exposure to indirect taxes that impacted the indirect tax liability in our consolidated balance sheets and resulted in a restatement of our previously issued consolidated financial statements, and (b) did not timely identify third party service organizations on which we rely that were not planning to issue System Organization Controls (“SOC”) reports, or issued SOC reports with qualified opinions, (ii) information technology general controls, in which we did not maintain sufficient: (a) user access controls to ensure appropriate segregation of duties and adequately restrict user and privileged access to financial applications, programs, and data to appropriate Company personnel, and (b) program change management controls to ensure that information technology program and data changes affecting financial information technology applications and underlying records are identified, tested, authorized, and implemented appropriately, and (iii) internal control over accounting processes, in which our controls designed to properly evaluate certain accounting processes, including where management review was involved, did not operate effectively due to the lack of sufficient documentation or evidence retained to demonstrate management’s review, and (2) the Company’s: (i) restatement of its Consolidated Balance Sheet as of December 31, 2021, and the related Consolidated Statements of Operations and Comprehensive Loss, Changes in Stockholders’ Equity, and Consolidated Statements of Cash Flows for the year ended December 31, 2021, (ii) restatement of its Unaudited Quarterly Financial Data for the three quarters of the year ended December 31, 2022, (iii) restatement of its Unaudited Quarterly Financial Data for each quarter of the year ended December 31, 2021, and (iv) amendment of its Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2021, all of which restatements and amendments have been included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The above reportable events were discussed between the Audit Committee and EY, and EY has been authorized by the Company to respond fully to inquiries by Grant Thornton LLP (“GT”), the successor registered public accounting firm of the Company, concerning the reportable events.

The Company provided EY with a copy of the foregoing disclosures it is making herein in response to Item 304(a) of Regulation S-K and requested that EY furnish the Company with a copy of their letter addressed to the SEC pursuant to Item 304(a)(3) of Regulation S-K, stating whether EY agrees with the statements made by the Company in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K.  A copy of EY’s letter to the SEC dated June 16, 2023 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(a)(2) Also on June 16, 2023, the Audit Committee, based on management’s recommendation, approved the selection of GT, effective immediately, as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023.

During the fiscal years ended December 31, 2022 and December 31, 2021, and through June 16, 2023, neither the Company, nor anyone on its behalf, consulted GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and neither a written report nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 8.01. Other Events.

On June 16, 2023, Skillz Inc. issued a letter to stockholders. A copy of the letter is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP dated June 16, 2023 to the Securities and Exchange Commission regarding change in certifying accountant.
99.1	Letter to Stockholders, dated June 16, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Jason Roswig
	Name:	Jason Roswig
	Title:	President and Chief Financial Officer
Date: June 16, 2023